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                                                                      EXHIBIT 99


                                     ALLETE

                              EXECUTIVE LONG-TERM

                          INCENTIVE COMPENSATION PLAN





                            AS AMENDED AND RESTATED
                           EFFECTIVE JANUARY 1, 2006



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                                     ALLETE

                 EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN

                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2006


ARTICLE 1.        ESTABLISHMENT, PURPOSE AND DURATION

                  1.1 ESTABLISHMENT OF THE PLAN. ALLETE, Inc., a Minnesota corporation, formerly Minnesota Power & Light Company (hereinafter referred to as the "Company"), established an incentive compensation plan known as the "ALLETE Executive Long-Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of nonqualified stock options ("NQSO"), incentive stock options ("ISO"), stock appreciation rights ("SAR"), restricted stock, performance units, performance shares and other grants. Capitalized terms are defined in Article 17.

                  The Plan first became effective as of January 1, 1996, and shall remain in effect as provided in Section 1.3 herein. This Plan document reflects the amendment and restatement of the Plan which will become effective upon shareholder approval as of January 1, 2006 (the "Effective Date"), and applies to Grants issued on or after January 1, 2006, and Grants exercised on or after January 1, 2006.

                  1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders and customers, providing Participants with an incentive for outstanding performance.

                  The Plan is further intended to assist the Company in its ability to motivate, attract and retain the services of Participants upon whom the successful conduct of its operations is largely dependent.

                  1.3 DURATION OF THE PLAN. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions; provided, however, in no event may a Grant be made under the Plan on or after the tenth anniversary of the Effective Date.

ARTICLE 2.        ADMINISTRATION

                  2.1 THE COMMITTEE. The Plan shall be administered by the Executive Compensation Committee of the Board consisting of not less than three
(3) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

                  The Committee, to the extent necessary, shall be comprised solely of Directors who are: (a) "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act; (b) "outside directors" as contemplated by
Section 162(m) of the Code; and (c)  "independent  directors" as contemplated by
Section 303A.02 of the New York Stock Exchange Listed Company Manual.

                  2.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Grants; to determine the terms and conditions of such Grants in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Grant; provided, however, the Committee may award or grant only those types of Grants that either comply with the applicable requirements of
Section 409A of the Code and related guidance, or do not result in the deferral of compensation within the meaning of Section 409A of the Code and related guidance. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

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                  2.3 DECISIONS  BINDING.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Employees, Participants and their estates and beneficiaries.

                  2.4 COSTS. The Company shall pay all costs of administration of the Plan.

ARTICLE 3.        SHARES SUBJECT TO THE PLAN

                  3.1 NUMBER OF SHARES. Subject to Section 3.2 herein, the total number of Shares available for grant under the Plan shall not exceed three million, two hundred thirty three thousand, three hundred thirty three (3,233,333) Shares as authorized at the time of the annual meeting of shareholders on May 10, 2005 reduced by the number of Shares as to which Options or Shares have been granted or exercised. Shares may be (i) authorized but unissued Shares of common stock, or (ii) Shares purchased on the open market. Shares underlying lapsed or forfeited Grants, Grants that are not paid in shares, previously acquired Shares tendered to exercise an Option, or Shares withheld in accordance with Section 14.2 to satisfy tax withholding obligations may be re-used for other Grants.

                  Subject to Section 3.2 herein, to the extent consistent with Sections 422 and 424 of the Code, not more than an aggregate of three million, two hundred thirty three thousand, three hundred thirty three (3,233,333) Shares may be issued under Incentive Stock Options.

                  3.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Grants made under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Grant shall always be a whole number. Notwithstanding the foregoing or any Plan provision to the contrary, any substitution of a new Option pursuant to a corporate transaction for an outstanding Option or the assumption of an outstanding Option shall meet the requirements of Treasury Regulation Section 1.424-1. The preceding sentence shall apply to "incentive stock options" as that term is defined in Section 422 of the Code and nonqualified stock options.

ARTICLE 4.        ELIGIBILITY AND PARTICIPATION

                  4.1 ELIGIBILITY. Persons eligible to participate in the Plan include all officers and key employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

                  4.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Employees those to whom Grants shall be made and shall determine the nature and amount of each Grant.

ARTICLE 5.        STOCK OPTIONS

                  5.1 GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each participant (subject to Article 3 herein) and consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options; provided, however, the maximum number of Shares subject to Options which may be granted to any single Participant during any one calendar year is one hundred thousand (100,000). The Committee may grant ISOs, NQSOs or a combination thereof.

                  5.2 OPTION GRANT AGREEMENT. Each Option grant shall be evidenced by an Option Grant Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine. The Option Grant Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

                  5.3 OPTION PRICE. The Option Price for each Option granted under the Plan shall be the Fair Market Value of a Share on the date of grant, or such higher price as the Committee may determine.




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                  5.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant.

                  5.5 DIVIDEND  EQUIVALENTS.  To the extent permitted by Section
2.2 herein, simultaneously with the grant of an Option, the Participant receiving the Option may be granted Dividend Equivalents with respect to the Shares subject to such Option. Dividend Equivalents shall constitute rights to amounts equal to the dividends declared on equal number of outstanding Shares on all payment dates occurring during the period between the grant date of an Option and the date the Option is exercised. The Committee shall determine at the time Dividend Equivalents are granted the conditions, if any, to which the payment of such Dividend Equivalents is subject.

                  5.6 EXERCISE OF AND PAYMENT FOR OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each Grant or for each Participant. However, in no event may an Option granted under the Plan become exercisable prior to six (6) months following the date of its grant.

                  A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

                  The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering, either by actual or constructive delivery, previously acquired Shares having an aggregate fair market value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price), (c) by Share withholding or (d) by a combination of (a), (b), and/or
(c).

                  To the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, the Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

                  As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, the Company shall deliver to the Participant, in the Participant's name, Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

                  5.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

                  5.8 TERMINATION OF EMPLOYMENT. Each Option Grant Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Option Grant Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

                  5.9 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

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ARTICLE 6.        STOCK APPRECIATION RIGHTS

                  6.1 GRANT OF SARs. To the extent permitted by Section 2.2 herein, and subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

                  The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 3 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs; provided, however, the maximum number of SARs which may be granted to any single Participant during any one calendar year is one hundred thousand (100,000).

                  The Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

                  6.2 SAR GRANT AGREEMENT. Each SAR grant shall be evidenced by a SAR Grant Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR (not to exceed ten (10) years), the Exercise Period and such other provisions as the Committee shall determine.

                  6.3 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

                  Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO;
(ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

                  6.4 EXERCISE OF FREESTANDING SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

                  6.5 EXERCISE AND PAYMENT OF SARs. A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designated agent, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

                      (a) the excess of (i) the Fair Market  Value of a Share on the date of exercise over (ii) the Base Value of the SAR, multiplied by

                      (b) the  number of Shares with respect to which the SAR is exercised.

                  The payment upon SAR exercise shall be in Shares of equivalent value.

                  6.6 TERMINATION OF EMPLOYMENT. Each SAR Grant Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Grant Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

                  6.7 NONTRANSFERABILITY OF SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

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ARTICLE 7.        RESTRICTED STOCK

                  7.1 GRANT OF  RESTRICTED  STOCK.  To  the extent  permitted by
Section 2.2 herein, and subject to the terms and conditions of the Plan, Restricted Stock may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 3 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock; provided, however, the maximum number of shares of Restricted Stock which may be granted to any single Participant during any one calendar year is twenty thousand (20,000).

                  7.2 RESTRICTED  STOCK GRANT  AGREEMENT.  Each Restricted Stock
Grant shall be evidenced by a Restricted Stock Grant Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine. The Period or Periods of Restriction shall end only on the terms and conditions determined by the Committee and specified in the Restricted Stock Grant Agreement, which may include the attainment of one or more Performance Goals or upon one or more specified dates.

                  7.3 TRANSFERABILITY. Except as provided in this Article 7, Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Grant Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime and such rights are not assignable or transferable.

                  7.4  CERTIFICATE   LEGEND.   Each   certificate   representing
Restricted Stock granted pursuant to the Plan may bear a legend substantially as follows:

                  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the ALLETE, Inc. Executive Long-Term Incentive Compensation Plan, and in a Restricted Stock Grant Agreement. A copy of such Plan and such Agreement may be obtained from ALLETE, Inc."

                  The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

                  7.5 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article 7, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 7.4 removed from his or her stock certificate.

                  7.6  VOTING   RIGHTS.   During  the  Period  of   Restriction,
Participants holding Restricted Stock may exercise full voting rights with respect to those Shares.

                  7.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Restricted Stock shall be credited with all regular cash dividends paid with respect to all Shares while they are so held. All cash dividends and other distributions paid with respect to Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Subject to the restrictions on vesting and the forfeiture provisions, all dividends credited to a Participant shall be paid to the Participant promptly following the full vesting of the Restricted Stock with respect to which such dividends were paid. The provisions of this Section 7.7 are subject to the right of the Committee to determine otherwise at the time of grant.

                  7.8 TERMINATION OF EMPLOYMENT. Each Restricted Stock Grant Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Grant Agreement entered into with

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Participants,  need not be uniform among all grants of Restricted Stock or among
Participants and may reflect distinctions based on the reasons for termination of employment.

ARTICLE 8.        PERFORMANCE UNITS AND PERFORMANCE SHARES

                  8.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. To the extent permitted by Section 2.2, and subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Participant (subject to Article 3 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Grants; provided, however, the maximum award to any single Participant with respect to Performance Units granted in any one calendar year shall be 200% of base salary determined at the time the Performance Goals are established by the Committee, but in no event more than $1,000,000, and with respect to Performance Shares shall be twenty thousand (20,000) Shares.

                  8.2 PERFORMANCE UNIT/PERFORMANCE SHARE GRANT AGREEMENT. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Grant Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the Performance Goals and such other provisions as the Committee shall determine, including, but not limited to, any right to Dividend Equivalents during or after the Performance Period.

                  8.3 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall equal the value of one Share. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants.

                  8.4 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout with respect to the Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

                  8.5 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

                  8.6 DIVIDEND EQUIVALENTS.  To the  extent permitted by Section
2.2 herein, simultaneously with the grant of Performance Shares, the Participant may be granted Dividend Equivalents with respect to such Performance Shares. Dividend Equivalents shall constitute rights to amounts equal to the dividends declared on an equal number of outstanding Shares on all payment dates occurring during the period between the grant date and the date the Performance Shares are earned or paid out. The Committee shall determine at the time Dividend Equivalents are granted the conditions, if any, to which the payment of such Dividend Equivalents is subject.

                  8.7 TERMINATION OF EMPLOYMENT. Each Grant Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Share payout following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Grant Agreement entered into with the Participants, need not be uniform among all grants of Performance Units/Shares or among Participants and may reflect distinctions based upon reasons for termination of employment.

                  8.8 NONTRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

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ARTICLE 9.        OTHER GRANTS

                  To the extent  permitted by Section 2.2 herein and  subject to
Article 3 herein, the Committee shall have the right to make other Grants which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on Performance Goals, or other criteria established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Grants shall be made in such manner and at such times as the Committee may determine.

ARTICLE 10.       BENEFICIARY DESIGNATION

                  Each  Participant  under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                  The spouse of a married Participant domiciled in a community property jurisdiction shall join any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 11.       RIGHTS OF EMPLOYEES

                  11.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

                  11.2 PARTICIPATION. No Employee shall have the right to be selected to receive a Grant under the Plan, or, having been so selected, to be selected to receive a future Grant.

ARTICLE 12.       CHANGE IN CONTROL

                  Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Article 16 herein or unless the Committee provides otherwise prior to the Change in Control:

                  (a) Any and all  Options  and  SARs  granted  hereunder  shall become immediately exercisable;

                  (b) Any Period of  Restriction  and  restrictions  imposed  on
                      Restricted Stock shall be deemed to have expired;

                  (c) With respect to  all  outstanding  Grants  of  Performance
                      Units, Performance Shares and other performance-based Grants, the Committee (i) shall determine the greater of
                      (x) the payout at 100% of the number of Performance Units or Shares granted for the entire Performance Period and
                      (y) the payout based upon actual performance for the Performance Period ending as of the effective date of the Change in Control in either case after giving effect to the accumulation of Dividend Equivalents and (ii) shall pay to the Participants the greater of such amounts, prorated based upon the number of complete and partial calendar months within the Performance Period which have elapsed as of the effective date of the Change in Control in relation to the number of calendar months in the full Performance Period. Payment shall be made in cash or in stock, as determined by the Committee. However, there shall not be an accelerated payout under this Section 12(c) with respect to Grants of Performance Units, Performance Shares or other performance-based Grants which were made less than six (6) months prior to the effective date of the Change in Control; and

                  (d) All earned Performance Units, Performance Shares and other performance-based Grants (as increased by any Dividend Equivalents to the date of payment) not yet paid out shall be paid out immediately, in cash or in stock, as determined by the Committee.

ARTICLE 13.       AMENDMENT, MODIFICATION AND TERMINATION

                  13.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to comply with Section 422 of the Code, Section 303A.08 of the New York Stock Exchange Listed Company Manual, or any other applicable law, regulation or rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon.

                  13.2 GRANTS PREVIOUSLY MADE. No termination, amendment or modification of the Plan shall adversely affect in any material way any Grant previously made under the Plan, without the written consent of the Participant holding such Grant unless such termination, modification or amendment is required by applicable law.

ARTICLE 14.       WITHHOLDING

                  14.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to a Grant made under the Plan; provided, however, with respect to any Grant that is subject to Section 409A of the Code, the Company may, to the extent permitted by
Section 409A of the Code, permit the acceleration of the time or schedule of a payment to pay the FICA Amount, and any related income tax at source imposed by
Section 3401 of the Code on the FICA Amount.

                  14.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Grants made hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction; provided, however, with respect to any Grant that is subject to Section 409A of the Code, the Company may, to the extent permitted by
Section 409A of the Code, permit the acceleration of the time or schedule of a payment to pay the FICA Amount, and any related income tax at source imposed by
Section 3401 of the Code on the FICA Amount. All elections shall be irrevocable, made in writing and signed by the Participant.

ARTICLE 15.       SUCCESSORS

                  All obligations of the Company under the Plan, with respect to Grants made hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 16.       LEGAL CONSTRUCTION

                  16.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

                  16.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                  16.3 REQUIREMENTS OF LAW. The making of Grants and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule, except to the extent Rule 16b-3 exempts any such sale or transfer from the restrictions of Section 16. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16a-l under the Exchange Act.

                  16.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of the Federal securities laws. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  16.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Minnesota.

ARTICLE 17.       DEFINITIONS

                  Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

                  "Base  Value" of an SAR shall  have the  meaning  set forth in
Section 6.1 herein.

                  "Board" or "Board of Directors" means the Board of Directors of the Company.

                  "Cause" means: (i) willful misconduct on the part of a Participant that is detrimental to the Company or (ii) the conviction of a Participant for the commission of a felony or crime involving moral turpitude. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

                  "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  (a)      the dissolution or liquidation of the Company;

                  (b) a reorganization, merger or consolidation of the Company with one or more unrelated corporations, as a result of which the Company is not the surviving corporation;

                  (c) the sale, exchange, transfer or other disposition of shares of the common stock of the Company (or shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more Persons unrelated to the Company if, as a result of such transactions, any Person (or any Person and its affiliates) owns more than twenty percent (20%) of the voting power of the outstanding common stock of the Company; or

                  (d) the sale of all or substantially all the assets of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" means the committee, as specified in Article 2, appointed by the Board to administer the Plan with respect to Grants.

                  "Company"  means  ALLETE,   Inc.,  a  Minnesota   corporation,
formerly known as Minnesota Power & Light Company, or any successor thereto as provided in Article 15 herein.

                  "Director" means any individual who is a member of the Board of Directors of the Company.

                  "Dividend Equivalent" means, with respect to Shares subject to Options or Performance Shares, a right to an amount equal to dividends declared on an equal number of outstanding Shares.

                  "Effective Date" means January 1, 2006.

                  "Eligible Employee" means an Employee who is eligible to participate in the Plan, as set forth in Section 4.1 herein.

                  "Employee" means any employee of the Company or any of its Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees under the Plan. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

                  "Exercise Period" means the period during which an SAR or Option is exercisable, as set forth in the related Grant Agreement.

                  "Fair Market Value" means the closing sale price as reported in the composite reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

                  "FICA Amount" means the FICA tax imposed on any Grant.

                  "Freestanding SAR" means an SAR that is granted independently of any Options.

                  "Grant" means, individually or collectively, a grant under the Plan of NQSOs, ISOs, SARs, Restricted Stock, Performance Units, Performance Shares or any other type of grant permitted under Article 9 of the Plan.

                  "Grant Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to a Grant made to a Participant under the Plan.

                  "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 5 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

                  "Insider" means an Employee who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of the common stock of the Company, as contemplated by Section 16 of the Exchange Act.

                  "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 5 herein, which is not intended to be an Incentive Stock Option.

                  "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Grant Agreement.

                  "Participant" means an Employee who has outstanding a Grant made under the Plan.

                  "Performance Goals" means, the general performance objectives, the attainment of which shall serve as a basis for the determination of the number or value of Restricted Stock, Performance Units, or Performance Shares granted under the Plan. Unless and until the Committee proposes for shareholder vote a change in the Performance Goals to be used for purposes of grants to Participants, the Performance Goals shall be based upon any one or more of the following:

                  (a) Total shareholder return (measured  as  the  sum  of Share price appreciation and dividends declared).

                  (b) Return on invested capital, assets or net assets.

                  (c) Share earnings/earnings growth.

                  (d) Cash flow/cash flow growth.

                  (e) Cost of services to consumers.

                  (f) Growth in revenue,  sales,  operating  income, net income, stock price and/or earnings per share.

                  (g) Return on shareholders' equity.

                  (h) Economic value created.

                  (i) Customer satisfaction and/or customer service quality.

                  (j) Operating effectiveness.

                  If applicable tax and securities laws change to permit Committee discretion to alter the governing Performance Goals without obtaining shareholder approval of such changes and without losing any income tax benefits to the Company, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

                  "Performance Period" means the period of time during which the Performance Goals will be measured to determine what, if any, Performance Units/Performance Shares have been earned. A Performance Period shall, in all cases, be at least six (6) months in length.

                  "Performance Share" means a Grant made to an Employee, as described in Article 8 herein.

                  "Performance Unit" means the right of a Participant to receive, upon satisfaction of the Performance Goal, an amount of cash or Shares equal to the difference between the value of the Performance Unit as the date of grant, which may be zero, and the value of the Performance Unit on the date the Performance Goals are met. The value of a Performance Unit at the date of grant is determined by the Committee and may be, but is not required to be, based on the underlying stock price. In accordance with the Plan, Performance Units may be paid in cash, shares, or a combination thereof, as determined by the Committee.

                  "Period of Restriction" means the period during which the transfer of Restricted Stock is limited, as provided in Article 7 herein.

                  "Person"  shall  have the  meaning  ascribed  to such  term in
Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof including usage in the definition of a "group" in Section 13(d) thereof.

                  "Restricted   Stock"  means  a  Grant  of  Shares  made  to  a
Participant pursuant to Article 7 herein.

                  "Retirement" shall, with respect to a Participant, have the meaning ascribed to such term in the tax qualified retirement plan maintained by the Company or Subsidiary for the benefit of such Participant. In the event Participant is eligible for benefits under more than one such tax qualified retirement plan, the earliest date provided under any of said plans shall be the meaning ascribed under this Plan.

                  "Shares" means the shares of common stock of the Company, without par value.

                  "Stock Appreciation Right" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 6 herein. Each SAR shall be denominated in terms of one Share.

                  "Subsidiary" means any corporation that is a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code.

                  "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).


                                          ALLETE, INC.

                                      By: /s/ Donald J. Shippar
                                          --------------------------------------
                                          Donald J. Shippar
                                          President and Chief Executive Officer



Attest: /s/ Deborah A. Amberg
        ----------------------------
        Deborah A. Amberg
        Vice President
        General Counsel & Secretary